Exhibit 99.1

              ITT INDUSTRIES REAFFIRMS Q2 AND FY 2006 EPS GUIDANCE

         * Sees Q2 EPS at High End of Guidance, Excluding Special Items

    WHITE PLAINS, N.Y., June 6 /PRNewswire-FirstCall/ -- ITT Industries, Inc. (NYSE: ITT) Chief Financial Officer George Minnich will today reaffirm the company's earnings forecast for the second quarter and the full year of 2006. Minnich's comments are to come during his presentation, scheduled to begin at 2:30pm EDT today, at the JP Morgan Basics & Industrial Conference in New York City.

    "We are pleased with the continued growth in our water/wastewater business and our defense segment," Minnich says. "This performance gives us increased confidence that our second quarter earnings should be at the high end of our previously stated range of $0.75 -- $0.77 per share, excluding special items."

    The second quarter forecast, excluding special items is $0.75 -- $0.77 per share and the full year forecast is $2.91 -- $2.97 per share including the impact of the adoption of FAS123R. Excluding the impact of the adoption of FAS123R the forecast is $3.00 -- $3.06 per share for the full year. As previously announced, the company expects to invest the first quarter gains from the disposition of two businesses into restructuring actions throughout 2006.

    About ITT Industries

    ITT Industries, Inc. (http://www.itt.com) supplies advanced technology products and services in key markets including: fluid and water management including water treatment; defense communication, opto-electronics, information technology and services; electronic interconnects and switches; and other specialty products. Headquartered in White Plains, NY, the company generated $7.4 billion in 2005 sales. In addition to the New York Stock Exchange, ITT Industries stock is traded on the NYSE Arca, Paris, London and Frankfurt exchanges.

    "Safe Harbor Statement" under the Private Securities Litigation Reform Act of 1995 ("the Act"): Certain material presented herein includes forward-looking statements intended to qualify for the safe harbor from liability established by the Act. These forward-looking statements include statements that describe the Company's business strategy, outlook, objectives, plans, intentions or goals, and any discussion of future operating or financial performance. Whenever used, words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "target" and other terms of similar meaning are intended to identify such forward-looking statements. Forward-looking statements are uncertain and to some extent unpredictable, and involve known and unknown risks, uncertainties and other important factors that could cause actual results to differ materially from those expressed in, or implied from, such forward-looking statements. Factors that could cause results to differ materially from those anticipated by the Company include general global economic conditions, decline in consumer spending, interest and foreign currency exchange rate fluctuations, availability of commodities, supplies and raw materials, competition, acquisitions or divestitures, changes in government defense budgets, employment and pension matters, contingencies related to actual or alleged environmental contamination, claims and concerns, intellectual property matters, personal injury claims, governmental investigations, tax obligations, and changes in generally accepted accounting principles. Other factors are more thoroughly set forth in Item 1. Business, Item 1A. Risk Factors, and Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations -- Forward-Looking Statements in the ITT Industries, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2005, and other of its filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

SOURCE  ITT Industries, Inc.
    -0-                             06/06/2006
    /CONTACT: Tom Martin,+1-914-641-2157, or tom.martin@itt.com / /Web site: http://www.itt.com/
    (ITT)